AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE
                            (DVI CONTRACT NO.______)
$6,222,415.93                                           Doylestown, Pennsylvania
                                                                   July 30, 1999

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned ("Borrower") hereby promises to pay to the order of DVI FINANCIAL SERVICES INC. (`Lender"), the principal sum of SIX MILLION TWO HUNDRED TWENTY-TWO THOUSAND FOUR HUNDRED FIFTEEN DOLLARS AND NINETY-THREE CENTS ($6,222,415.93), together with interest thereon upon the following terms:

     1. Collateral. This Note is secured by (a) certain Security Agreement dated January 25, 1999, given by Borrower to Lender, and (b) certain Collateral Assignment of Patents, Trademarks, Copyrights, Licenses and Trade Secrets dated July 30, 1999, between Borrower and Lender (the Security Agreement the Collateral Assignment, this Note and all other documents, instruments and agreements collateral thereto, as the same may be modified, amended, supplemented and/or replaced from time to time, are collectively referred to herein as the "Loan Documents").

     2. Interest Rate. Interest on the unpaid principal balance hereof will accrue from the date of advance until final payment thereof at the rate equal to two and one-half percent (2 1/2%) per annum over the Prime Rate (such interest rate to change immediately upon any change in the Prime Rate). For purposes of this Note, "Prime Rate" shall mean the prime rate as published in the Wall Street Journal.

     3. Default Interest. Interest will accrue on the outstanding principal amount hereof following the occurrence of an Event of Default until paid at a rate of eighteen percent (18%) per annum (the "Default Rate").

     4. Late Charge. In the event that Borrower fails to pay any principal, interest or other fees or expenses payable hereunder for a period of at least ten (10) days, in addition to paying such sums, Borrower will pay to Lender a late charge equal to five percent (5%), of such past due payment as compensation for the expenses incident to such past due payment.

     5. Post Judgment Interest. Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

     6. Computation. Interest will be computed on the basis of a year of three hundred sixty (360) days comprised of twelve (12) 30-day months and paid for the actual number of days elapsed.

     7. Principal and Interest Payments. The principal of this Note, and the interest accrued thereon, are due and payable as follows:


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


     (a) Monthly Interest Payments. On the first day of each calendar month, Borrower will pay to the Lender accrued interest, in arrears, commencing on September 1, 1999.

     (b) Quarterly Principal Payments. On the last day of each calendar quarter, Borrower will pay the principal balance of this Note in an amount equal to One Million Dollars ($1,000,000.00) per quarter, commencing on December 31, 1999. In any event all amounts due hereunder, including, without limitation, all principal, accrued interest, fees and costs shall be due in full on March 3l, 2001.

     (c) Additional Principal Payments. In addition to the payments set forth in Sections 7(a) and (b), Borrower will also pay to Lender within ten (10) days after the end of any calendar quarter, commencing with the calendar quarter ending December 31, 1999, an amount equal to (a) twenty-five percent (25%) of the proceeds (after deduction for reasonable and customary costs and expenses associated with the applicable transaction(s)) for any capital raised by Borrower (including any equity or subordinated debt) or assets sold by Borrower (other than the sale of inventory in the ordinary course of Borrowers business) during the calendar quarter just ended, minus (b) the payment made by Borrower to Lender for such calendar quarter pursuant to Section 7(b) hereof.

     (d) Resolution of Disputed Returns. Any amounts received by Lender from a customer of Borrower on account of a disputed return of Borrower's equipment sold to such customer by Borrower and financed by Lender will be applied by Lender against the principal payments due hereunder, in inverse order of maturity, provided, that the amount of final disputed return is included in the principal amount of this Note.

     8. Place of Payment. Principal and interest hereunder shall be payable as provided in the Loan Agreement, or at such other place as Lender, from time to time, may designate in writing.

     9. Financial Reporting Requirements. In addition to the requirements set forth hereinabove, Borrower shall keep proper books of record and account in which full and true entries will be made of all dealings or transactions of or in relationship to the business and affairs of Borrower in accordance with generally accepted accounting principles consistently applied. Borrower will furnish Lender as soon as available and in any event within forty-five (45) days after the end of each quarter, current balance sheets and statements of income and retained earnings, and such other information reporting the condition or operations, financial or otherwise, of the Borrower as Lender may reasonably request.

     10. Events of Default. The occurrence of any one or more of the following events shall constitute an Event or Events of Default hereunder:

     (a) The failure of Borrower to pay any amount of principal or interest on this Note, or any fee or other sums payable hereunder, or under any of the other Loan Documents or the date on which such payment is due, whether on demand, at the stated maturity or due date thereof, or by reason of any requirement for the prepayment thereof, by acceleration or otherwise and such failure continues unremedied for a period of five (5) days from and including the date such payment is first due;


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


     (b) The failure of Borrower to duly perform or observe in any material respect any obligation, covenant or agreement on its part contained herein or in any other Loan Document not otherwise specifically constituting an Event of Default under this Section 10 and such failure continues unremedied for a period of ten (10) days after notice from Lender to Borrower of the existence of such failure;

     (c) The failure of Borrower to perform in any material respect or pay any other obligation to Lender or any affiliate of Lender under any other agreement or note or otherwise arising, whether or not related to this Agreement, after the expiration of any notice and/or grace periods permitted in such documents;

     (d) The adjudication of Borrower as a bankrupt or insolvent, or the entry of an order for relief against Borrower or the entry of an order appointing a receiver or trustee for Borrower of any of its property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

     (e) A proceeding under any bankruptcy, reorganization, arrangement of debt insolvency, readjustment of debt or receivership law is filed by or (unless dismissed or stayed within 60 days) against Borrower, or Borrower makes an assignment for the benefit of creditors, or Borrower takes any action to authorize any of the foregoing;

     (f) All or any material part of the Collateral or the assets of Borrower are attached, seized, subjected to a wilt or distress warrant, or levied upon, or come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors;

     (g) The entry of a final judgment for the payment of money in excess of Fifty Thousand Dollars ($50,000.00), individually or in the aggregate, against Borrower which, within ten (10) days after such entry, shall not have been discharged or execution thereof stayed pending appeal or shall not have been discharged within five (5) days after the expiration of any such stay;

     (h) Any representation or warranty of Borrower in any of the Loan Documents is discovered to be untrue in any material respect or any statement, certificate or data furnished by Borrower or any Guarantor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified;

     (i)  Borrower  voluntary  or  involuntarily   dissolves  or  is  dissolved,
liquidates or is liquidated;

     (j) A material and adverse change occurs in any of Borrowers operations, management or financial condition; or

     (k) The validity or enforceability of this Note, or any of the Loan Documents, is contested by the Borrower; any stockholder of Borrower; or Borrower denies that it has any or any further liability or obligation hereunder or thereunder.


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


     11. Default; Remedies. Upon the occurrence of an Event of Default, Lender, at its option and without notice to Borrower, may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Borrower hereunder and under the other Loan Documents, together with interest accrued thereon at the applicable rate specified above to the date of the Event of Default and thereafter at the Default Rate. Payment thereof may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Lender in this Note or in the Loan Documents or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent.

     12. Waivers. Borrower and all endorsers hereby, jointly and severally, waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

     13. Miscellaneous. If any provisions of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon Borrower and upon Borrower's successors and assigns and shall benefit Lender and its successors and assigns. The prompt and faithful performance of all of Borrower's obligations hereunder, including without limitation, time of payment, is of the essence of this Note.

     14. Notices. All notices, requests and other communications made or given in connection with this Note shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, or registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

     To Borrower:

           Schick Technologies, Inc.
           31-00  47th Avenue
           Long Island City, NY 11101
           Attention:   President
           Telecopier No.: 718-937-5962

     To Lender:

           DVI Strategic Partner Group
           707 Skokie Boulevard
           Northbrook, IL 60062
           Attention:   Chief Operating Officer
           Telecopier No.: 847-564-2965


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


     With a copy to:

           DVI Financial Services Inc.
           500 Hyde Park
           Doylestown, PA 18901
           Attention:  Legal Department
           Telecopier No.: 215-345-7759

     15. Submission to Jurisdiction. Borrower hereby consents to the jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to Lender's election, any actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder may be litigated in such courts, and Borrower waives any objection which it may have based on lack of personal jurisdiction, improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 14. Nothing contained in this Section 15 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

     16. Fees, Costs and Expenses. Borrower shall pay upon demand all costs and expenses incurred by Lender in connection with the enforcement of the Loan Documents and the DVI Indebtedness, including without limitation all reasonable legal fees and costs.

     17. Limitation of Interest to Maximum Lawful Rate. In no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Lender may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Lender. Any such crediting or refund shall not cure or waive any default by Borrower hereunder. Borrower agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, late charges, loan fees and expenses are and shall be deemed to the extent permitted by law to be late charges, loan fees or expenses, as applicable, and not interest.

     18. Law Governing. This Note has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth (without giving effect to any principles of conflicts of law).

     19. Assignment or Sale by Lender. Lender may sell, assign or participate all or a portion of its interest in this Note and/or any of the Loan Documents and in connection therewith may make available to any prospective purchaser, assignee or participant any information relative to Borrower and/or any Guarantor in its possession.


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


     20. No Assignment by Borrower. Borrower may not assign any of its rights hereunder without the prior written consent of Lender, and Lender shall not be required to lend hereunder except to Borrower as it presently exists.

     21. Binding Effect. This Note and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     22. Modifications. No modification of this Note or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

     23. JURY TRIAL WAIVER. BORROWER AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE LOAN DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR LENDER WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE LOAN DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

     24. Effect of Amendment. This Note amends and restates, but does not repay or satisfy, Borrower's obligations under that certain Secured Promissory Note (DVI Contract No. 1969-001), as amended an Allonge dated March __, 1999.

     25. CONFESSION OF JUDGMENT. BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR BORROWER AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT IN ANY ACTION BROUGHT AGAINST BORROWER ON THIS NOTE OR THE LOAN DOCUMENTS AT THE SUIT OF LENDER, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AND ALL OTHER SUMS TO BE PAID BY BORROWER TO OR ON BEHALF OF LENDER PURSUANT TO THE TERMS HEREOF OR OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND


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


OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIVE PERCENT (5%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHOR1TY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF HUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. BORROWER
ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT IT KNOWINGLY WAIVES ITS RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF BORROWER IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED AND THAT EXECUTION MAY IMMEDIATELY BE ISSUED ON THE JUDGMENT TO GARNISH, LEVY ON OR ATTACH ANY PERSONAL PROPERTY OF BORROWER.

     IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, this Note to be duly executed the day and year first above written.

                                                     SCHICK TECHNOLOGIES, INC.

                                                     By:/s/ David Schick
                                                        ------------------------
                                                     Name:  David Schick
                                                          ----------------------
                                                     Title: President and C.E.O.
                                                           ---------------------

                                                     DVI FINANCIAL SERVICES,INC.

                                                     By: /s/ Richard E. Miller
                                                        ------------------------
                                                     Name:   Richard E. Miller
                                                          ----------------------
                                                     Title:  President
                                                           ---------------------


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